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                                                                   Exhibit 10.36


                 SEVENTH AMENDMENT TO TRUST AGREEMENT BETWEEN
                     FIDELITY MANAGEMENT TRUST COMPANY AND
                 MUNICIPAL BOND INVESTORS ASSURANCE CORPORATION

     THIS SEVENTH AMENDMENT, dated as of the fifteenth day of October, 1997, by and between Fidelity Management Trust Company (the "Trustee") and Municipal Bond Investors Assurance Corporation (the "Sponsor");

                                 WITNESSETH:

     WHEREAS, the Trustee and the Sponsor heretofore entered into a Trust Agreement dated December 31, 1991, with regard to the MBIA Inc. Employees Pension Plan and 401(k) Salary Deferral Plan (individually and collectively, the "Plan"); and

     WHEREAS, the Trustee and the Sponsor now desire to amend said Trust Agreement as provided for in Section 13 thereof;

     NOW THEREFORE, in consideration of the above premises the Trustee and the Sponsor hereby amend the Trust Agreement by:

     (1) Amending the "investment options" section of Schedules "A" and "C" to add the following:

               -  Spartan U.S. Equity Index Fund


     IN WITNESS WHEREOF, the Trustee and the Sponsor have caused this Seventh Amendment to be executed by their duly authorized officers effective as of the day and year first above written.

MBIA INC.                                  FIDELITY MANAGEMENT TRUST
                                           COMPANY


By [SIGNATURE APPEARS HERE]  10/09/97      By [SIGNATURE APPEARS HERE]  11/04/97
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                                 Date                                       Date